Supplement Dated November 30, 2010
to the
Prospectus Dated May 1, 2010 for Scudder DestinationsSM Annuity
and to the
Prospectus Dated May 1, 2005 for Farmers Variable Annuity I
and to the
Statement of Additional Information Dated May 1, 2010 for
Scudder DestinationsSM Annuity and Farmers Variable Annuity I
issued by
Zurich American Life Insurance Company
(formerly known as Kemper Investors Life Insurance Company)
through its
ZALICO Variable Annuity Separate Account
(formerly known as KILICO Variable Annuity Separate Account)

This Supplement updates certain information in your variable annuity contract ("Contract") Prospectus.  Please read this Supplement carefully and keep it with your Prospectus for future reference.

Effective August 22, 2010, the Board of Directors (the “Board”) of Kemper Investors Life Insurance Company (“KILICO”), the insurance company that issued your Contract, changed KILICO’s name to Zurich American Life Insurance Company (“ZALICO”).  As a result of the name change, on November 2, 2010, the Board changed the name of KILICO Variable Annuity Separate Account, the separate account supporting your Contract, to ZALICO Variable Annuity Separate Account.

Below are two tables showing the former and new insurance company names, and the former and new separate account names which relate to your Contract:

Insurance Company
Former Name	New Name
Kemper Investors Life Insurance Company or “KILICO”	Zurich American Life Insurance Company or “ZALICO”

Separate Account
Former Name	New Name
KILICO Variable Annuity Separate Account	ZALICO Variable Annuity Separate Account

As a result of the insurance company and separate account name changes, all references to Kemper Investors Life Insurance Company and KILICO are deleted from your Prospectus and replaced with references to Zurich American Life Insurance Company and ZALICO, respectively.  In addition, all references to KILICO Variable Annuity Separate Account are deleted from your Prospectus and replaced with ZALICO Variable Annuity Separate Account.

INSURANCE COMPANY NAME CHANGE
The change in the name of the insurance company from KILICO to ZALICO does not change or alter any of the terms or provisions of your Contract.  ZALICO will continue to honor all its obligations under your Contract.  ZALICO remains organized under the laws of the State of Illinois.  ZALICO continues to be a wholly-owned subsidiary of Kemper Corporation and an indirect wholly-owned subsidiary of Zurich Group Holding and Zurich Financial Services.

SEPARATE ACCOUNT NAME CHANGE
The change in the name of the separate account does not change the status, duties, or obligations of the ZALICO Variable Annuity Separate Account under federal or state laws.  ZALICO Variable Annuity Separate Account remains registered with the Securities and Exchange Commission as a unit investment trust and remains subject to the same duties, obligations, and restrictions under the Investment Company Act of 1940 and state insurance laws.

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If you have any questions regarding this Supplement, please call the Annuity Contact Center at 1-800-449-0523, or write at PO Box 19097, Greenville, South Carolina, 29602-9097.